                                    EXHIBIT E

                       AMERICAN INTERNATIONAL GROUP, INC.

                                    DIRECTORS

M. Bernard Aidinoff                Sullivan & Cromwell
                                   125 Broad Street
                                   New York, New York 10004

Eli Broad                          SunAmerica Inc.
                                   1 SunAmerica Center
                                   1999 Avenue of the Stars
                                   Los Angeles, California 90067

Pei-yuan Chia                      298 Bedford - Banksville Road
                                   Bedford, New York 10506

Marshall A. Cohen                  Cassels, Brock & Blackwell
                                   40 King Street West
                                   20th Floor
                                   Toronto, Ontario M5H 3C2

Barber B. Conable, Jr.             P.O. Box 218
                                   Alexander, New York 14005

Martin S. Feldstein                National Bureau of Economic
                                   Research, Inc.
                                   1050 Massachusetts Avenue
                                   Cambridge, Massachusetts 02138

Ellen V. Futter                    American Museum of Natural History
                                   Central Park West at 79th Street
                                   New York, New York 10024

M. R. Greenberg                    American International Group, Inc.
                                   70 Pine Street
                                   New York, New York 10270

Carla A. Hills                     Hills & Company
                                   1200 19th Street, N.W. - 5th Floor
                                   Washington, DC 20036

Richard C. Holbrooke               The Council on Foreign Relations
                                   58 E. 68th St.
                                   New York, New York 10021

Frank J. Hoenemeyer                7 Harwood Drive
                                   Madison, New Jersey 07940

Edward E. Matthews                 American International Group, Inc.
                                   70 Pine Street
                                   New York, New York 10270

Howard I. Smith                    American International Group, Inc.
                                   70 Pine Street
                                   New York, New York 10270

Thomas R. Tizzio                   American International Group, Inc.
                                   70 Pine Street
                                   New York, New York 10270

Edmund S.W. Tse                    American International Assurance
                                   Co., Ltd.
                                   1 Stubbs Road
                                   Hong Kong

Jay S. Wintrob                     SunAmerica Inc.
                                   1 SunAmerica Center
                                   1999 Avenue of the Stars
                                   Los Angeles, California 90067

Frank G. Wisner                    American International Group, Inc.
                                   70 Pine Street
                                   New York, New York 10270

Frank G. Zarb                      The NASDAQ Stock Market, Inc.
                                   Four Times Square
                                   New York, New York 10036



                       AMERICAN INTERNATIONAL GROUP, INC.

                               EXECUTIVE OFFICERS



M.R. Greenberg                     Chairman & Chief Executive Officer
70 Pine Street
New York, New York  10270

Thomas R. Tizzio                   Senior Vice Chairman - General
70 Pine Street                     Insurance
New York, New York  10270

Edward E. Matthews                 Senior Vice Chairman - Investments &
70 Pine Street                     Financial Services
New York, New York  10270

Edmund S.W. Tse                    Senior Vice Chairman - Life Insurance
American International
Assurance Co., Ltd.
1 Stubbs Road
Hong Kong

Frank G. Wisner                    Vice Chairman - External Affairs
70 Pine Street
New York, New York  10270

Kristian P. Moor                   Executive Vice President - Domestic
70 Pine Street                     General Insurance
New York, New York  10270

R. Kendall Nottingham              Executive Vice President - Life
70 Pine Street                     Insurance
New York, New York 10270

Robert B. Sandler                  Executive Vice President - Senior
70 Pine Street                     Casualty Actuary & Senior Claims
New York, New York  10270          Officer

Howard I. Smith                    Executive Vice President & Chief
70 Pine Street                     Financial Officer
New York, New York  10270

Martin J. Sullivan                 Executive Vice President - Foreign
70 Pine Street                     General Insurance
New York, New York  10270

William N. Dooley                  Senior Vice President - Financial
70 Pine Street                     Services
New York, New York  10270

Lawrence W. English                Senior Vice President -
70 Pine Street                     Administration
New York, New York  10270

Axel I. Freudmann                  Senior Vice President - Human
70 Pine Street                     Resources
New York, New York  10270

Win J. Neuger                      Senior Vice President & Chief
70 Pine Street                     Investment Officer
New York, New York  10270

Ernest T. Patrikis                 Senior Vice President & General Counsel
70 Pine Street
New York, New York  10270

Michael J. Castelli                Vice President & Comptroller
70 Pine Street
New York, New York 10270

Peter K. Lathrop                   Vice President & Director of Taxes
70 Pine Street
New York, New York  10270

Robert E. Lewis                    Vice President & Chief Credit
70 Pine Street                     Officer
New York, New York  10270

Charles M. Lucas                   Vice President & Director of Market
70 Pine Street                     Risk Management
New York, New York  10270

Steven A. Rautenberg               Vice President - Communications
70 Pine Street
New York, New York  10270

Kathleen E. Shannon                Vice President and Secretary
70 Pine Street
New York, New York  10270

Carol A. McFate                    Vice President & Treasurer
70 Pine Street
New York, New York  10270

John T. Wooster, Jr.               Special Advisor
70 Pine Street
New York, New York

                        STARR INTERNATIONAL COMPANY, INC.
                         EXECUTIVE OFFICERS & DIRECTORS


Name and Address                            Position
-----------------                           --------
William N. Dooley                           Director
70 Pine Street
New York, New York 10270

M. R. Greenberg                             Director & Chairman of the Board
70 Pine Street
New York, New York 10270

Joseph C. H. Johnson                        Director, President & Treasurer
American International Building
29 Richmond Road
Pembroke HM08 Bermuda

Donald Kanak                                Director
American International Building
1-3 Marunouchi, 1-chome
Chiyoda-ku, Tokyo, Japan

Edward E. Matthews                          Director
70 Pine Street
New York, New York 10270

Kristian P. Moor                            Director
70 Pine Street
New York, New York 10270

L. Michael Murphy                           Director, Vice President & Secretary
American International Building
29 Richmond Road
Pembroke HM08 Bermuda

Win J. Neuger                               Director
70 Pine Street
New York, New York 10270

R. Kendall Nottingham                       Director
70 Pine Street
New York, New York 10270

Robert M. Sandler                           Director
70 Pine Street
New York, New York 10270

Howard I. Smith                             Director
70 Pine Street
New York, New York 10270

Martin J. Sullivan                          Director
70 Pine Street
New York, New York 10270

Thomas R. Tizzio                            Director
70 Pine Street
New York, New York 10270

Edmund S.W. Tse                             Director
1 Stubbs Road
Hong Kong

Jay S. Wintrob                              Director
1 SunAmerica Center
Los Angeles, California 90067

                              THE STARR FOUNDATION
                        EXECUTIVE OFFICERS & DIRECTORS


Name and Address                             Position
----------------                             --------
M.R. Greenberg                               Director and Chairman
70 Pine Street
New York, New York 10270

Florence A. Davis                            Director and President
70 Pine Street
New York, New York 10270

Marion I. Breen                              Director and Vice President
70 Pine Street
New York, New York 10270

T.C. Hsu                                     Director
70 Pine Street
New York, New York 10270

Edwin A.G. Manton                            Director
70 Pine Street
New York, New York 10270

Edward E. Matthews                           Director
70 Pine Street
New York, New York 10270

John J. Roberts                              Director
70 Pine Street
New York, New York 10270

Howard I. Smith                              Director and Treasurer
70 Pine Street
New York, New York 10270

Ernest E. Stempel                            Director
American International Building
29 Richmond Road
Pembroke HM08 Bermuda

Edmund S. W. Tse                             Director
1 Stubbs Road
Hong Kong

Gladys Thomas                                Vice President and Secretary
70 Pine Street
New York, New York 10270

                            C.V. STARR & CO., INC.
                        EXECUTIVE OFFICERS & DIRECTORS


Name and Address                             Position
----------------                             --------
William N. Dooley                            Director
70 Pine Street
New York, New York 10270

M.R. Greenberg                               Director, President & Chief Executive Officer
70 Pine Street
New York, New York 10270

Donald Kanak                                 Director
American International Building
1-3 Marunouchi, 1-chome
Chiyoda-ku, Tokyo, Japan

Edward E. Matthews                           Director & Senior Vice President
70 Pine Street
New York, New York 10270

Kristian P. Moor                             Director
70 Pine Street
New York, New York 10270

Win J. Neuger                                Director
70 Pine Street
New York, New York 10270

R. Kendall Nottingham                        Director
70 Pine Street
New York, New York 10270

Robert M. Sandler                            Director & Vice President
70 Pine Street
New York, New York 10270

Howard I. Smith                              Director & Senior Vice President
70 Pine Street
New York, New York 10270

Martin J. Sullivan                           Director
70 Pine Street
New York, New York 10270

Thomas R. Tizzio                             Director & Senior Vice President
70 Pine Street
New York, New York 10270

Edmund S.W. Tse                              Director & Senior Vice President
1 Stubbs Road
Hong Kong

Jay S. Wintrob                               Director
1 SunAmerica Center
Los Angeles, California 90067

Michael D. Warantz                           Treasurer
70 Pine Street
New York, New York 10270

Kathleen E. Shannon                          Secretary
70 Pine Street
New York, New York 10270